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                           SHORT-TERM INVESTMENTS CO.

                            MSTC CASH RESERVES CLASS

                                     OF THE

                            LIQUID ASSETS PORTFOLIO

                       Supplement dated October 18, 1996
                   to the Prospectus dated September 4, 1996



The first sentence of the first paragraph under the caption "Investment Program - Investment Policies" on page 5 is revised to read in its entirety as follows:

         "The Portfolio may invest in a broad range of U.S. Government and foreign government obligations, taxable municipal securities, and bank and commercial instruments that may be available in the money markets."